UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               June 20, 2007

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Flushing Financial Corporation (Nasdaq-GC: FFIC), the parent company of Flushing Savings Bank, FSB, announced on June 20, 2007 the promotion of two officers. David Fry, age 56, has been named Executive Vice President, Chief Financial Officer. W. Jeffrey Weichsel, age 58, has been named Senior Vice President, Chief Investment Officer. On June 21, 2007, Flushing Financial Corporation announed that Robert Kiraly, age 52, has been named Senior Vice President, Chief Auditor.

Item 9.01(d).    Exhibits.

99.01. Press release of Flushing Financial Corporation, dated June 20, 2007, announcing the promotion of David Fry.

99.02. Press release of Flushing Financial Corporation, dated June 20, 2007, announcing the promotion of W. Jeffrey Weichsel.

99.03. Press release of Flushing Financial Corporation, dated June 21, 2007, announcing the promotion of Robert Kiraly.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: June 21, 2007	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.01	Press release of Flushing Financial Corporation, dated June 20, 2007, announcing the promotion of David Fry.
99.02	Press release of Flushing Financial Corporation, dated June 20, 2007, announcing the promotion of W. Jeffrey Weichsel.
99.03	Press release of Flushing Financial Corporation, dated June 21, 2007, announcing the promotion of Robert Kiraly.